UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2007

AMAG PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

125 CambridgePark Drive, 6th Floor Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 498-3300

(Registrant’s Telephone Number, Including Area Code)

Advanced Magnetics, Inc.

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On July 25, 2007, AMAG Pharmaceuticals, Inc. (formerly Advanced Magnetics, Inc.) issued a press release regarding its operating results and revenues for the fiscal quarter ended June 30, 2007 and its intention to hold a conference call regarding such financial results, its business highlights and development programs.  A copy of the company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibit:

99.1         Press Release dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

	By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Vice President of Legal Affairs

Date: July 25, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 25, 2007.